Trade and Other Payables - Summary of Trade and Other Payables (Detail) - USD ($) $ in Millions	Dec. 31, 2022	Dec. 31, 2021
Current
Trade payables	$ 2,927	$ 2,727
Construction contract-related payables	344	336
Deferred and contingent acquisition consideration	30	33
Accruals	2,132	2,184
Other payables	436	410
Amounts payable to equity accounted investments	3	2
Total	5,872	5,692
Non-current
Other payables	392	389
Deferred and contingent acquisition consideration	299	328
Total	$ 691	$ 717